SUPPLEMENT DATED APRIL 26, 2001 TO THE PROSPECTUS OF
              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
                             DATED JANUARY 8, 2001


     The following disclosure is hereby added to the end of the first paragraph in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES -- (2) Mortgage-Backed Securities and U.S. Government Securities":


     the mortgage-backed securities in which the Fund may invest include mortgage pass-through securities and collateralized mortgage obligations
   (CMOs);


     The following paragraph is herby added to the section of the Prospectus titled "PRINCIPAL RISKS":


     COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.